Travelers Vintage XTRA Annuity
Supplement dated May 23, 2002 to
Prospectus dated May 1, 2002

The following modifies the information contained in your Vintage XTRA contract prospectus. Please retain this supplement and keep it with the contract prospectus for future reference.

The Variable Funding Options Section is revised as follows:

Funding Option	Investment Objective	Investment Adviser/Subadviser
The Travelers Series Trust
Equity Income Portfolio	Seeks reasonable income by investing at least 80% in equity securities. The fund normally invests primarily in income producing equity securities. The balance may be invested in all types of domestic and foreign securities, including bonds. The Subadviser also considers the potential for capital appreciation.	TAMIC Subadviser: Fidelity Management & Research Co (“FMR”)

The Legal Proceedings and Opinions Section is deleted and replaced with the following:

  Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

  There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable Contract.

L-12968	May, 2002